Note 21 - Commitments and Contingencies (Detail) - Future minimum payments under non-cancelable operating leases and data purchase agreements: (Non-Cancelable Operating Leases and Data Purchase Agreements [Member], USD $)
Dec. 31, 2012
Non-Cancelable Operating Leases and Data Purchase Agreements [Member]
2013	$ 6,134,773
2014	1,481,652
2015	480,072
Total	$ 8,096,497